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                                                                    EXHIBIT 99.3

                                    CONSENT


        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-4 (Registration No. 333-14635) of Daniel Industries, Inc. (the "Company") as a person that is about to become a director of the Company.



                                               /s/ THOMAS J. KEEFE
                                               -------------------------------
                                                   Thomas J. Keefe